AMENDMENT TO STOCK AGREEMENT

      THIS AMENDMENT TO STOCK AGREEMENT dated as of the 10th day of March 2006 (the "Amendment"), is made and entered into by and among Baseline Oil & Gas Corp. (f/k/a College Oak Investments, Inc.), a Nevada corporation (the "Company"), Barrie Damson, an individual residing in the State of Connecticut ("Damson"), Alan Gaines, an individual residing in the State of Connecticut ("Gaines") and those individuals listed as "Acquirers" on the signature pages hereof.

                                    RECITALS:

      WHEREAS, the Company, Damson, Gaines and the Acquirers are parties to a Stock Agreement dated as of January 16, 2006 (the "Stock Agreement"), pursuant to which (i) the Company agreed to issue certain shares of its common stock, par value $.001 as contemplated therein and (ii) Gaines and Damson agreed to cancel certain of their stock options as set forth in the Stock Agreement;

      WHEREAS, the Company, Damson, Gaines and the Acquirers desire to amend the Stock Agreement in certain respects.

      Capitalized terms used herein that are not defined herein shall have the respective meanings assigned thereto in the Stock Agreement.

      NOW, THEREFORE, for and in consideration of the premises and the mutual agreements contained herein, and the receipt of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments. The Stock Agreement is hereby amended, effective as of the date hereof, as follows:

            (a) The third recital of the Stock Agreement is amended by deleting subclause (ii) thereof, and by substituting therefor the following: "(ii) concurrently with the closing of the equity financing with respect to the Closing under the Purchase Agreement, the Company will (A) grant to the Management Acquirers or their designees, stock options to acquire, in the aggregate, up to 3,930,750 shares of the Company's Common Stock and (B) issue, transfer and convey to the Acquirers listed on Exhibit B (which is attached hereto and made a part hereof) (the "Subsequent Acquirers") shares of Common Stock, and such Subsequent Acquirers will purchase such shares of Common Stock, at the same prices and on the same terms as the other investors participating in such financing."

            (b) Section 1.5 of the Stock Agreement is amended by deleting the first sentence of subparagraph (a) thereof, and by substituting therefor the following: "Damson and Gaines each agree that, upon the Effective Option Cancellation Date (as defined below), each of them shall cancel 3,894,250 shares of Common Stock underlying their respective stock options."

            (c) The following words are added to the end of the heading appearing under "ARTICLE 2": "; GRANT OF STOCK OPTIONS".

            (d) A new Section 2.4 is added to the Stock Agreement as follows:
"2.4 Grant of Stock Options to Management Acquirers. Upon the Closing Date, the Company shall grant to the Management Acquirers or their designees (such designees to be designated in writing to the Company at least 10 days prior to the Closing Date), stock options (the "Management Acquirers Options"), exercisable in the aggregate, for up to 3,930,750 shares of the Company's Common Stock. The Management Acquirers Option shall be immediately exercisable at an exercise price per share equal to the price per share paid by investors in the Second Equity Round. The Company shall cause the shares of Common Stock underlying the Management Acquirers Option to be included for sale in the first registration statement filed by the Company following the Closing Date; provided, however, that if requested by the Company's Placement Agent in the Second Equity Round, each recipient of a Management Acquirers Option shall agree to lock-up all of the shares of Common Stock underlying his/its Management Acquirers Option for a period not to exceed one (1) year."

      2. Ratification. The Company, Damson, Gaines and the Acquirers do hereby ADOPT, RATIFY and CONFIRM the Stock Agreement and all of its terms and provisions, as amended hereby, and declare the Stock Agreement, as so amended, to be in full force and effect.

      3. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      4. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

                                                  BASELINE OIL & GAS CORP.


                                                  By:    /s/ Carey G. Birmingham
                                                         -----------------------
                                                  Name:  Carey G. Birmingham
                                                  Title: President


                                                  /s/ Barrie Damson
                                                  ------------------------------
                                                  Barrie Damson


                                                  /s/ Alan Gaines
                                                  ------------------------------
                                                  Alan Gaines

                                                  ACQUIRERS:


                                                  /s/ Lance T. Shaner
                                                  ------------------------------
                                                  Lance T. Shaner


                                                  /s/ Benjamin W. Hulburt
                                                  ------------------------------
                                                  Benjamin W. Hulburt


                                                  /s/ Thomas F. Shields
                                                  ------------------------------
                                                  Thomas F. Shields


                                                  /s/ Michael S. Carlson
                                                  ------------------------------
                                                  Michael S. Carlson


                                                  /s/ Christopher K. Hulburt
                                                  ------------------------------
                                                  Christopher K. Hulburt


                                                  /s/ Thomas C. Stabley
                                                  ------------------------------
                                                  Thomas C. Stabley

                                                                       EXHIBIT D

                   MANAGEMENT ACQUIRERS STOCK OPTION AGREEMENT

      This Stock Option Agreement (this "Agreement") is effective as of ___________ 2006 (the "Option Grant Date") by and between Baseline Oil & Gas Corp., a Nevada corporation (the "Company") and [ ] an individual residing at _______________________ (the "Optionee"). The Optionee and the Company hereby agree as follows:

      1. Grant. The Company hereby grants to the Optionee an option (the "Option") to purchase up to an aggregate of __________ shares of the Company's common stock (the "Optioned Shares") at an exercise price of $______ per Optioned Share (the "Exercise Price").

      2. Term. The Option granted hereby shall terminate no later than at the close of business on ____________ 2016 (the "Termination Date").

      3. Exercisability. This Option may be exercised in whole or in part, at any time from and after the Option Grant Date until the Termination Date.

      4. Procedure for Exercise.

            (a) Notice. The Optionee may exercise the Option at any time with respect to all or any part of the number of Optioned Shares by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Optioned Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

            (b) Payment of Exercise Price. Full payment (in U.S. Dollars) by the Optionee of the Exercise Price for the Optioned Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, in whole or in part through the surrender of previously acquired shares of common stock (valued at their fair market value on the exercise date). If the Optionee fails to pay for any of the Optioned Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Optioned Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Optioned Shares to be purchased upon such exercise shall have been received by such date.

            In addition to the method of payment set forth above, provided that the Company's common stock is either registered on a national securities exchange or quoted by the NASDAQ at the time of exercise, Optionee shall have the right to exercise this Option in full or in part by delivering written notice to the Company, and Optionee shall receive the number of Optioned Shares equal to the product of (x) the number of Optioned Shares as to which this Option is being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (defined below) of the Company's common stock minus the Exercise Price of the Optioned Shares and the denominator of which is the Market Price of the Company's common stock. As used in this Agreement, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Company's common stock is listed or admitted to trading, or, if the common stock is not listed or admitted to trading on any exchange, the average closing sale price as furnished by the NASD through The NASDAQ Stock Market, Inc. ("NASDAQ").

            (c) Other Limitations on Exercise. The obligation of the Company to deliver shares of common stock upon the exercise hereof shall be subject to the condition that if at any time the Company's Board of Directors shall determine in its sole discretion that the listing, registration or qualification of the Option or the Optioned Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of this Option or the issuance or purchase of stock hereunder, then this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

      5. Adjustment of and Changes in Stock of Company. If the Company at any time after the Option Grant Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Option will be proportionately increased. If the Company at any time after the Option Grant Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Optioned Shares issuable upon exercise of this Option will be proportionately decreased. Any adjustment under this Section 5 shall become effective at the close of business on the date the subdivision or combination becomes effective.

      6. Non-Transferability of Option. During the Optionee's lifetime, this Option shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

      7. Restrictions on Underlying Stock. The shares of common stock issuable upon exercise of this Option may not be sold, pledged, hypothecated, transferred or assigned in the absence of an effective registration statement for the securities under the applicable federal and state securities laws or an opinion of counsel satisfactory to the Company to the effect that such registration is not required thereunder.

      8. "Piggy-Back" Registration Rights. If at any time commencing on the Grant Date and expiring five (5) years hereafter, the Company proposes to register any of its securities under the Securities Act of 1933 (other than in connection with an initial public offering or in connection with a Form S-8), then the Company shall afford the Optionee the opportunity to include for sale in such registration statement, shares of common stock acquired by the Optionee upon the exercise of this Option, provided however, that if the Board of Directors of the Company determines in good faith that the number of shares to be included in such registration is too large, then the Company will include only such number of Optioned Shares as the Board of Directors shall in good faith determine.

      9. Nonqualified Option. The Option granted hereby shall be treated as a nonqualified stock option and not as an incentive stock option under the Internal Revenue Code.

      10. No Rights as Stockholder. Neither the Optionee nor any personal representatives shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of common stock purchasable or issuable upon the exercise of this Option, in whole or in part, prior to the date of exercise of this Option in accordance with the provisions hereof.

      11. Successors and Assigns. This Option shall not be assignable by the Optionee without the prior consent of the Company, which shall not be unreasonably withheld. This Option shall be binding upon the successors and assigns of the Company, and shall be expressly assumed by any successor to the Company pursuant to a merger in which the Company is not the surviving entity.

      12. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Stock Option Agreement are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Optionee has hereunto set his hand as of the Option Grant Date.

                                            BASELINE OIL & GAS CORP.


                                            By :________________________________
                                                Carey Birmingham, President


                                              __________________________________
                                                [Name of Management Acquirer]


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